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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 28, 2001


                              CAMBRIDGE HEART, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                   000-20991               13-3679946
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)

                                1 OAK PARK DRIVE
                          BEDFORD, MASSACHUSETTS 01730
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 271-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

      On December 28, 2001, Cambridge Heart, Inc. issued a press release announcing that it had raised $2.75 million in equity capital through a private placement of its common stock and received approximately $1 million of additional funds through the exercise of outstanding warrants. This press release is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

EXHIBIT NO.   ITEM
99.1          Press release, dated December 28, 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CAMBRIDGE HEART, INC.
                                    (Registrant)

Date: January 2, 2002      By:     /s/ Robert B. Palardy
                               -----------------------------------------
                               Name:  Robert B. Palardy
                               Title: Chief Financial Officer and
                                      Vice President, Finance and Administration

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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
99.1          Press release, dated December 28, 2001.